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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 1999



                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19442                06-1118515
(State or other jurisdiction)        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                  06854
      (Address of principal executive offices)                 (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.


         The Registrant's 1999 annual meeting of stockholders is now scheduled to be held on May 13, 1999. The location and record date for the meeting have not yet been set.

         In order to be considered for inclusion in the Registrant's proxy statement and form of proxy for the 1999 annual meeting of stockholders, any proposal by a stockholder must be received by the Registrant at its principal office at 800 Connecticut Avenue, Norwalk, Connecticut 06854, Attn: Jeffery H. Boyd, Executive Vice President, General Counsel and Secretary on or before February 27, 1999. In addition, under the Registrant's by-laws, any proposal for consideration at the 1999 annual meeting submitted by a stockholder outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely unless it is received by the Registrant at the above address on or before February 27, 1999 and is otherwise in compliance with the requirements set forth in the by-laws.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OXFORD HEALTH PLANS, INC.


Date: January 29, 1999                 By:  /s/ Kurt B. Thompson
                                            --------------------------------
                                            KURT B. THOMPSON
                                            Chief Accounting Officer


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